SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2005

R. R. DONNELLEY & SONS COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-4694	36-1004130
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
77 West Wacker Drive, Chicago, Illinois		60601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 326-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Attached as Exhibit 100 to this Current Report on Form 8-K are the following materials from R.R. Donnelley & Sons Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, filed on March 14, 2005, formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Statements of Operations for each of the three years ended December 31, 2004, 2003 and 2002, (ii) the Consolidated Balance Sheets as of December 31, 2004 and 2003, (iii) the Consolidated Statements of Cash Flows for each of the three years ended December 31, 2004, 2003 and 2002 and (iv) the Consolidated Statements of Shareholders’ Equity for each of the three years ended December 31, 2004, 2003 and 2002. The financial information contained in the XBRL documents is unaudited and these are not the official publicly filed financial statements of R.R. Donnelley & Sons Company. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on this information in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

(c) Exhibits

100	The following materials from R.R. Donnelley & Sons Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, filed on March 14, 2005, formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Statements of Operations for each of the three years ended December 31, 2004, 2003 and 2002, (ii) the Consolidated Balance Sheets as of December 31, 2004 and 2003, (iii) the Consolidated Statements of Cash Flows for each of the three years ended December 31, 2004, 2003 and 2002 and (iv) the Consolidated Statements of Shareholders’ Equity for each of the three years ended December 31, 2004, 2003 and 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: April 4, 2005

/S/    RICHARD T. SANSONE

By:

        Richard T. Sansone

 Senior Vice President, Controller

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EXHIBIT INDEX

Exhibit Number	Description
100	The following materials from R.R. Donnelley & Sons Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, filed on March 14, 2005, formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Statements of Operations for each of the three years ended December 31, 2004, 2003 and 2002, (ii) the Consolidated Balance Sheets as of December 31, 2004 and 2003, (iii) the Consolidated Statements of Cash Flows for each of the three years ended December 31, 2004, 2003 and 2002 and (iv) the Consolidated Statements of Shareholders’ Equity for each of the three years ended December 31, 2004, 2003 and 2002

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